WELLS FARGO VARIABLE TRUST

                                Equity Value Fund

                    Supplement dated November 30, 1999 to the
                      Prospectuses dated September 20, 1999



         Effective October 22, 1999, Rex Wardlaw no longer serves as a portfolio manager for the day-to-day management of the Equity Value Fund (the "Fund"). The Fund continues to be managed by Allen Wisneiwski and Gregg Giboney.